Exhibit 10.6

As of March 1, 2022

To the Board of Directors of Dorchester Capital Acquisition Corp.

Dear Sirs and Madams:

The undersigned, on behalf of itself and its designees, hereby offers to purchase an aggregate of 100,000 shares of Class A common stock, par value $0.0001 per share (“Shares”), of Dorchester Capital Acquisition Corp. (the “Company”), for an aggregate purchase price, and total consideration, of $579.71, on the terms set forth herein.

The undersigned, on behalf of itself and its designees, agrees that it (i) shall not be entitled to exercise any conversion rights with respect to the Shares and shall not be entitled to sell any Shares to the Company in any tender offer in connection with a proposed merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (such merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination being referred to as the “Business Combination”) or certain amendments to the Company’s Certificate of Incorporation, as amended, as filed with the Secretary of State of the State of Delaware on February 16, 2022, it being understood that such amendments will be described in each of the Company’s registration statement on Form S-1 (including the preliminary prospectus included therein) and in the Company’s final prospectus (“Prospectus”), in each case relating to the Offering (as defined below); (ii) will have no right to any liquidation distributions with respect to any portion of the Shares in the event the Company fails to consummate a Business Combination within the required time period; and (iii) shall not sell, transfer, assign, pledge or hypothecate any of the Shares during the Lock-up Period (as defined below) to anyone other than (a) EarlyBirdCapital, Inc. (“EarlyBirdCapital”) or an underwriter or selected dealer in connection with the Offering, or (b) a bona fide officer or partner of EarlyBirdCaptial or of any such underwriter or selected dealer. Additionally, the Shares will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days beginning on the date of commencement of sales of the Offering.

The undersigned, on behalf of itself and its designees, further agrees that the holders of the Shares shall not transfer, assign or sell the Shares without the Company’s prior written consent until (i) 180 days after the completion of the Business Combination (except to permitted transferees as will be described in the Prospectus) or (ii) subsequent to a Business Combination, the date on which the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Class A Common Stock and Class B Common Stock for cash, securities or other property (the “Lock-up Period”). The undersigned, on behalf of itself and its designees, further agrees that if, and whenever on or after the date hereof, the restrictions applicable to the holders of the Company’s Class B Common Stock, $0.0001 par value per share (“Class B Holders”), are modified in any manner, the restrictions on the Shares provided herein shall be, without any further action by the Company or the undersigned or its designees, amended and modified in a legally equivalent matter such that the holders of the Shares shall be bound by such modified restrictions. In the event such modifications are made to such restrictions relating to the Class B Holders, the Company shall provide prior written notice to the undersigned.

The undersigned represents and warrants that it has been advised that the Shares have not been registered under the United States Securities Act of 1933, as amended (“Securities Act”); that it is acquiring the Shares for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Shares in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that it is familiar with the proposed business, management, financial condition and affairs of the Company.

[SIGNATURE PAGE FOLLLOWS]

Very truly yours,

EARLYBIRDCAPITAL, INC.

By:	/s/ Mike Powell
Name:	Mike Powell
Title:	Managing Director

Accepted and Agreed:

DORCHESTER CAPITAL ACQUISITION CORP.

By:	/s/ Brian P. Shannon
Name:	Brian P. Shannon
Title:	Chief Executive Officer

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